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                                                                  Exhibit (j)(2)










               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectuses and "Auditors" in the Statement of Additional Information and the incorporation by reference in this Post-Effective Amendment Number 60 to the Registration Statement (Form N-1A)(No. 33-488/811-4416) of Armada Funds of our reports dated July 6, 2001, included in the 2001 Annual Report to shareholders.

                                            /s/ Ernst & Young LLP
                                            -----------------------------
                                            Ernst & Young LLP



Philadelphia, Pennsylvania
January 24, 2002